Income Taxes	12 Months Ended
Jun. 30, 2013
Notes
Income Taxes

NOTE 12 – INCOME TAXES

For the year ended June 30, 2013, Myriad has incurred a net loss of approximately $575,802 and, therefore, has no tax liability.  The net deferred tax asset generated by the loss carry-forward has been fully reserved.  The cumulative net operating loss carry-forward is approximately $12,347,823 at June 30, 2013, and will expire beginning in the year 2028.

The provision for Federal income tax consists of the following for the years ended June 30, 2013 and 2012:

	2013	2012
Federal income tax benefit attributable to:
Current operations	$ 195,773	$ 278,114
Less: valuation allowance	(195,773)	(278,117)
Net provision for Federal income taxes	$ 0	$ 0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows as of June 30, 2013 and 2012:

	2013	2012
Deferred tax asset attributable to:
Net operating loss carryover	$ 4,198,260	$ 4,002,487
Valuation allowance	(4,198,260)	(4,002,487)
Net deferred tax asset	$ 0	$ 0

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $12,347,823 for Federal income tax reporting purposes are subject to annual limitations.  Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.